                                                                    Exhibit 10.3
                              GUARANTY AGREEMENT
                              ------------------

     This Guaranty (the Guaranty) is made as of the 31st day of January, 2001, by PURE RESOURCES, L.P., a Texas limited partnership (Guarantor), to IP PETROLEUM COMPANY, INC., a Delaware corporation (IPP), SOUTHLAND ENERGY COMPANY, a Texas corporation (Southland), INTERNATIONAL PAPER REALTY CORPORATION, a Delaware corporation (IP Realty), and TRANSTATES PROPERTIES INCORPORATED, a Delaware corporation (Transtates) (collectively, the IP Entities or the Beneficiaries.) Terms not defined herein shall have the meanings assigned to them in the Limited Partnership Agreement (as defined below).

                              W I T N E S S E T H:

     A. Guarantor, certain of its Affiliates, Pure Partners, L.P., a Delaware limited partnership (Pure Partners), and certain Affiliates of the IP Entities have entered into a Contribution Agreement dated as of January 29, 2001 (as amended, supplemented, or otherwise modified from time to time, the Contribution Agreement).

     B. As of the date hereof, pursuant to the Contribution Agreement, the Amended and Restated Agreement of Limited Partnership of Pure Partners, L.P., a Delaware limited partnership (as amended, supplemented or otherwise modified from time to time, the Limited Partnership Agreement) was executed, pursuant to which IPP and Southland are each Class A Limited Partners, IP Realty, Transtates and PK IV, L.P are each Limited Partners, PK I, L.P., PK II, L.P. and PK III, L.P. (together with PK IV, L.P., the PK Limited Partners) are each Class B Limited Partners, and Pure Resources I, Inc., a Delaware corporation, is the General Partner (the General Partner).

     C. Guarantor owns the majority limited partnership interest in each of the PK Limited Partners, and thus Guarantor will derive substantial benefit from the transactions contemplated by the Contribution Agreement and Limited Partnership Agreement, the latter of which requires Guarantor's execution of this Guaranty Agreement.

     NOW THEREFORE, in consideration of Beneficiaries and their Affiliates entering into the Contribution Agreement and Limited Partnership Agreement, Guarantor hereby covenants and agrees as follows:

                                   ARTICLE 1
                                   ---------

                                 General Terms
                                 -------------

     Section 1.1  Terms Defined Above.  As used in this Guaranty, the terms
                  -------------------
"Beneficiaries," "Guarantor," "Guaranty" and "Limited Partnership Agreement" have the meanings indicated above.

     Section 1.2  Certain Definitions.  As used in this Guaranty, the following
                  -------------------
     terms shall have the following meanings, unless the context otherwise requires (terms defined in the singular shall have the same meanings when used in the plural and vice versa):
                            ---- -----

                                       1
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     Funded Debt shall mean indebtedness owing under bonds, debentures or notes and any other indebtedness for borrowed money.

     Guaranteed Obligations shall mean:

     (i) all obligations, duties and liabilities of the Indemnitors under the Indemnity Agreement;

     (ii) all Losses (other than lost profits or consequential, incidental, special, treble, exemplary or punitive damages) incurred by the Indemnitees as a direct result of any acts or omissions of the General Partner that constitute gross negligence or willful or wanton misconduct of the General Partner in carrying out its duties or obligations under the Limited Partnership Agreement; provided, however, that any recovery for Losses related to tax liabilities of the Indemnitees is governed exclusively by
     Section 1.2(i) above; and

     (iii) the General Partner's obligation to restore its deficit capital account as required under Section 10.3(b) of the Limited Partnership Agreement.

     Guarantor Default shall have the meaning given to such term in Section 4.2.

     Indemnity Agreement shall mean the Indemnity Agreement executed as of the date hereof pursuant to the Section 11.08(a)(iv) of the Contribution Agreement, wherein the General Partner and Pure Partners are Indemnitors ("Indemnitors") and the IP Entities are Indemnitees ("Indemnitees").

     Obligors shall mean those parties liable for the Guaranteed Obligations according to the Indemnity Agreement and any related agreements from which such Guaranteed Obligations arise.

                                   ARTICLE 2
                                   ---------

                                 The Guaranty
                                 ------------

     Section 2.1  Obligations Guaranteed.  Guarantor hereby irrevocably and
                  ----------------------
unconditionally guarantees the prompt payment, performance and indemnification of the Guaranteed Obligations when due, whether at maturity or otherwise.

     Section 2.2  Nature of Guaranty.
                  ------------------

          (a) This Guaranty is an absolute, irrevocable, complete, and continuing guaranty of payment and not a guaranty of collection, and no notice of the Guaranteed Obligations already or hereafter contracted by or extended to Obligors need be given to Guarantor. This Guaranty may not be revoked by Guarantor and shall continue to be effective with respect to Guaranteed Obligations arising or created after any attempted revocation by Guarantor and shall remain in full force and effect until the Guaranteed Obligations are paid or performed in full, notwithstanding that from time to time prior thereto no Guaranteed Obligations may be outstanding. Obligors and Beneficiaries may modify, alter, rearrange, or extend the Guaranteed Obligations for any period and/or renew the Guaranteed Obligations from time to time, and Beneficiaries may waive any default without notice

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to Guarantor, and in such event Guarantor will remain fully bound hereunder with respect to the Guaranteed Obligations. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of the Guaranteed Obligations is rescinded or must otherwise be returned by Beneficiaries upon the insolvency, bankruptcy or reorganization of Obligors or otherwise, all as though such payment had not been made. This Guaranty may be enforced by Beneficiaries and any subsequent holder of any of the Guaranteed Obligations and shall not be discharged by the assignment or negotiation of all or part of the Guaranteed Obligations. Guarantor hereby expressly waives presentment, demand, notice of non-payment, protest and notice of protest and dishonor, notice of default, notice of intent to accelerate the maturity and notice of acceleration of the maturity and any other notice in connection with the Guaranteed Obligations, and also notice of acceptance of this Guaranty, acceptance on the part of Beneficiaries being conclusively presumed by Beneficiaries' request for this Guaranty and delivery of the same to Beneficiaries.

          (b) Except to the extent, if any, specifically provided herein or in the Indemnity Agreement, in no event shall Guarantor be subject hereunder to consequential, exemplary, equitable, loss of profits, punitive, tort, or any other damages, costs, or attorneys' fees.

          (c) Notwithstanding any other provision of this Guaranty Agreement, the parties hereto agree and intend that Beneficiaries have all rights and standing necessary to enforce for the benefit of Pure Partners all Guaranteed Obligations that are owed directly to Pure Partners.

     Section 2.3  Beneficiaries' Rights.  Guarantor authorizes Beneficiaries,
                  ---------------------
without notice or demand and without affecting Guarantor's liability hereunder, to receive and hold security for the payment of this Guaranty and/or the Guaranteed Obligations, and exchange, enforce, waive and release any such security; and to apply such security and direct the order or manner of sale thereof as Beneficiaries in its discretion may determine; and to obtain a guaranty of the Guaranteed Obligations from any one or more Persons and at any time or times to enforce, waive, rearrange, modify, limit or release any of such other Persons from their obligations under such guaranties.

     Section 2.4  Guarantor's Waivers.
                  -------------------

          (a)  General.  Guarantor waives any right to require Beneficiaries to
               -------
(i) proceed against Obligors or any other Person liable on the Guaranteed Obligations, (ii) enforce any of its rights against any other guarantor of the Guaranteed Obligations, (iii) proceed or enforce any of its rights against or exhaust any security given to secure the Guaranteed Obligations, (iv) have Obligors joined with Guarantor in any suit arising out of this Guaranty and/or the Guaranteed Obligations, or (v) pursue any other remedy in Beneficiaries' powers whatsoever. Beneficiaries shall not be required to mitigate damages or take any action to reduce, collect or enforce the Guaranteed Obligations. Guarantor waives any defense arising by reason of any disability, lack of corporate authority or power, or other defense of Obligors or any other guarantor of the Guaranteed Obligations, and shall remain liable hereon regardless of whether Obligors or any other guarantor be found not liable thereon for any reason. Whether and when to exercise any of the remedies of Beneficiaries under any of the Limited Partnership Agreement, the Contribution Agreement, the Indemnity Agreement, or any other Operative Document shall be in the sole and absolute discretion of Beneficiaries, and no delay by Beneficiaries in enforcing any remedy, including delay in conducting a foreclosure sale, shall be a defense to Guarantor's liability under this Guaranty. To the extent allowed by applicable law, Guarantor hereby waives any good faith duty on the part of Beneficiaries in exercising any

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remedies provided in the Limited Partnership Agreement, the Contribution
Agreement, the Indemnity Agreement, or any other Operative Document.

          (b)  Subrogation.  Guarantor absolutely waives all rights of
               -----------
subrogation or reimbursement against Pure Partners. Otherwise, until the Guaranteed Obligations have been paid in full, Guarantor waives all rights of subrogation or reimbursement against Obligors other than Pure Partners, whether arising by contract or operation of law (including, without limitation, any such right arising under any federal or state bankruptcy or insolvency laws) and waives any right to enforce any remedy which Beneficiaries now have or may hereafter have against Obligors, and waives any benefit or any right to participate in any security now or hereafter held by Beneficiaries.

     Section 2.5  Maturity of Guaranteed Obligations; Payment.  Guarantor agrees
                  -------------------------------------------
that if the maturity of any of the Guaranteed Obligations is accelerated by bankruptcy or otherwise, such maturity shall also be deemed accelerated for the purpose of this Guaranty without demand or notice to Guarantor. Guarantor will, forthwith upon notice from Beneficiaries of Obligors' failure to pay any Guaranteed Obligations when due, pay to Beneficiaries as owed the amount due and unpaid by Obligors and guaranteed hereby. The failure of Beneficiaries to give this notice shall not in any way release Guarantor hereunder.

     Section 2.6  Beneficiaries' Expenses.  If Guarantor fails to pay or perform
                  -----------------------
the Guaranteed Obligations after notice from Beneficiaries of Obligors' failure to pay or perform any Guaranteed Obligations when due, and if Beneficiaries obtain the services of an attorney for collection of amounts owing by Guarantor hereunder, or obtaining advice of counsel in respect of any of its rights under this Guaranty, or if suit is filed to enforce this Guaranty, or if proceedings are had in any bankruptcy, probate, receivership or other judicial proceedings for the establishment or collection of any amount owing by Guarantor hereunder, or if any amount owing by Guarantor hereunder is collected through such proceedings, Guarantor agrees to pay to Beneficiaries its reasonable attorneys' fees.

     Section 2.7  Liability.  It is expressly agreed that the liability of
                  ---------
Guarantor for the payment and performance of the Guaranteed Obligations guaranteed hereby shall be primary and not secondary.

     Section 2.8  Events and Circumstances Not Reducing or Discharging
                  ----------------------------------------------------
Guarantor's Obligations.  Guarantor hereby consents and agrees that with respect
-----------------------
to each of the following, to the fullest extent permitted by applicable law, Guarantor's obligations under this Guaranty shall not be released, diminished, impaired, reduced or adversely affected by any of the following, and waives any rights (including without limitation rights to notice) which Guarantor might otherwise have as a result of or in connection with any of the following:

          (a)  Modifications, etc.  Any renewal, extension, modification,
               ------------------
     increase, decrease, alteration or rearrangement of all or any part of the Guaranteed Obligations, or of the Limited Partnership Agreement, the Contribution Agreement, the Indemnity Agreement, or any other Operative Document or any instrument executed in connection therewith, or any contract or understanding between Obligors and Beneficiaries, or any other Person, pertaining to the Guaranteed Obligations;

          (b)  Adjustment, etc.  Any adjustment, indulgence, forbearance or
               ----------------
     compromise that might be granted or given by Beneficiaries to Obligors or Guarantor or any Person liable on the Guaranteed Obligations;

          (c)  Condition of Obligors or Guarantor.  The insolvency, bankruptcy
               ----------------------------------
     arrangement, adjustment, composition, liquidation, disability, dissolution, death or lack of power of Obligors or Guarantor or any other Person at any time liable for the payment or performance of all or part of the Guaranteed Obligations; or any dissolution of Obligors or Guarantor, or any sale, lease or transfer of any or all of the assets of Obligors or Guarantor, or any changes in the shareholders, partners, or members of Obligors or Guarantor; or any reorganization of Obligors or Guarantor;

          (d)  Invalidity of Guaranteed Obligations.  The invalidity, illegality
               ------------------------------------
     or unenforceability of all or any part of the Guaranteed Obligations, or any document or agreement executed in connection with the Guaranteed Obligations, for any reason whatsoever, including without limitation the fact that the Guaranteed Obligations, or any part thereof, exceed the amount permitted by applicable law, the act of creating the Guaranteed Obligations or any part thereof is ultra vires, the officers or
                                        ----- -----
     representatives executing the documents or otherwise creating the Guaranteed Obligations acted in excess of their authority, the Guaranteed Obligations violate applicable usury laws, Obligors has valid defenses, claims or offsets (whether at law, in equity or by agreement) which render the Guaranteed Obligations wholly or partially uncollectible from Obligors, the creation, performance or repayment of the Guaranteed Obligations (or the execution, delivery and performance of any document or instrument representing part of the Guaranteed Obligations or executed in connection with the Guaranteed Obligations, or given to secure the repayment of the Guaranteed Obligations) is illegal, uncollectible, legally impossible or unenforceable, or the Limited Partnership Agreement, the Contribution Agreement, the Indemnity Agreement, or any other Operative Document or other documents or instruments pertaining to the Guaranteed Obligations have been forged or otherwise are irregular or not genuine or authentic;

          (e)  Release of Obligors.  Any full or partial release of the
               -------------------
     liability of Obligors on the Guaranteed Obligations, or any part thereof, or of any co-guarantors or any other Person now or hereafter liable, whether directly or indirectly, jointly, severally, or jointly and severally, to pay, perform, guarantee or assure the payment of the Guaranteed Obligations, or any part thereof, it being recognized, acknowledged and agreed by Guarantor that Guarantor may be required to pay the Guaranteed Obligations in full without assistance or support of any other Person, and Guarantor has not been induced to enter into this Guaranty on the basis of a contemplation, belief, understanding or agreement that other parties other than Obligors will be liable to perform the Guaranteed Obligations, or Beneficiaries will look to other parties to perform the Guaranteed Obligations;

          (f)  Security. The taking or accepting of any security, collateral or
               --------
     guaranty, or other assurance of payment or performance, for all or any part of the Guaranteed Obligations;

          (g)  Release of Collateral, etc.  Any release, surrender, exchange,
               ---------------------------
     subordination, deterioration, waste, loss or impairment (including without limitation negligent, willful, unreasonable or unjustifiable impairment) of any collateral, property or security, at any time existing in connection with, or assuring or securing payment or performance of, all or any part of the Guaranteed Obligations;

          (h)  Care and Diligence.  The failure of Beneficiaries or any other
               ------------------
     Person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale or other handling or treatment of all or any part of such collateral, property or security;

          (i)  Status of Liens.  The fact that any collateral, security,
               ---------------
     security interest or lien contemplated or intended to be given, created or granted as security for the repayment or performance of the Guaranteed Obligations shall not be properly perfected or created, or shall prove to be unenforceable or subordinate to any other security interest or lien, it being recognized and agreed by Guarantor that Guarantor is not entering into this Guaranty in reliance on, or in contemplation of the benefits of, the validity, enforceability, collectibility or value of any of the collateral for the Guaranteed Obligations;

          (j)  Payments Rescinded.  Any payment by Obligors to Beneficiaries is
               ------------------
     held to constitute a preference under the bankruptcy laws, or for any reason Beneficiaries is required to refund such payment or pay such amount to Obligors or someone else; or

          (k)  Other Actions Taken or Omitted.  Any other action taken or
               ------------------------------
     omitted to be taken with respect to the Limited Partnership Agreement, the Contribution Agreement, the Indemnity Agreement, or any other Operative Document, the Guaranteed Obligations, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay and perform the Guaranteed Obligations pursuant to the terms hereof; it being the unambiguous and unequivocal intention of Guarantor that Guarantor shall be obligated to pay and perform the Guaranteed Obligations when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or uncontemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Guaranteed Obligations.

                                   ARTICLE 3
                                   ---------

                        Representations and Warranties
                        ------------------------------

     Section 3.1  By Guarantor.  In order to induce Beneficiaries to accept this
                  ------------
Guaranty, Guarantor represents and warrants to Beneficiaries (which representations and warranties will survive the creation of the Guaranteed Obligations) that:

          (a)  Benefit to Guarantor.  Guarantor's guaranty pursuant to this
               --------------------
     Guaranty reasonably may be expected to benefit, directly or indirectly, Guarantor.

          (b)  Existence.  Guarantor has been duly organized and is validly
               ---------
     existing under the laws of Texas, its chief executive office and principal place of business is located in Texas, and it is duly qualified and authorized to do business where it is required to be so qualified, except where the failure to be so qualified would not have a material adverse effect upon the financial condition, operations, or business of Guarantor.

          (c)  Power and Authorization.  Guarantor has full power and authority
               -----------------------
     to enter into and perform its obligations under this Guaranty and to carry on its business as currently conducted, and the execution, delivery, and performance of this Guaranty have been duly authorized by all necessary action on the part of Guarantor.

          (d)  Binding Obligations.  This Guaranty has been duly executed and
               -------------------
     delivered by Guarantor and constitutes the legal, valid, and binding obligation of Guarantor, enforceable against Guarantor in accordance with its terms, except as the enforceability hereof may be limited by (i) applicable bankruptcy, insolvency, moratorium, or other similar laws affecting the enforcement of creditors' rights generally, and (ii) the application of general principles of equity.

          (e)  Governmental Approvals; No Conflicts.  Guarantor's execution,
               ------------------------------------
     delivery, and performance of this Guaranty do not (i) conflict with or contravene or constitute a default under: (A) the articles of incorporation and by-laws of Guarantor; (B) any material agreement or instrument to which Guarantor is a party or by which it or its properties is bound ("material" for the purposes of this representation means creating liabilities of $25 million or more); or (C) any law, regulation, judgment, order, license or permit applicable to Guarantor; or (ii) result in, or require, the creation or imposition of any lien of any nature upon or with respect to any of the properties owned by Guarantor.

          (f)  No Guarantor Default.  No event or circumstance has occurred and
               --------------------
     is continuing that constitutes, or with notification or with the lapse of time or otherwise would constitute, a Guarantor Default.

          (g)  No Missing Governmental Consents.  No authorization, consent,
               --------------------------------
     approval, license or formal exemption from, nor any filing, declaration or registration with, any court, governmental agency or regulatory authority is required in connection with execution, delivery and performance by Guarantor of this Guaranty (except for such authorizations, consents, approvals, licenses, exemptions, filings, declarations or registrations, if any, which have been duly obtained or made and that are in full force and effect).

          (h)  Solvency.  Guarantor (i) is not insolvent as of the date hereof
               --------
     and will not be rendered insolvent as a result of this Guaranty, (ii) is not engaged in a business or a transaction, or about to engage in a business or a transaction, for which any property or assets remaining with such Guarantor is unreasonably small capital, and (iii) does not intend to incur, or believe it will incur, debts that will be beyond its ability to pay as such debts mature.

     Section 3.2  No Representation by Beneficiaries.  Neither Beneficiaries nor
                  ----------------------------------
any other Person has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

                                   ARTICLE 4
                                   ---------

                       Covenants and Guarantor Defaults
                       --------------------------------

     4.1  Covenants.  Guarantor covenants with Beneficiaries that:
          ---------

          (a)  Notices.  Guarantor shall provide prompt notice to Beneficiaries
               -------
     of (i) the occurrence of any material and adverse change in the financial condition of Guarantor or in its ability to perform hereunder, and (ii) the disposition, in one or a series of related transactions, by Guarantor of assets with a fair market value at the time of disposition in excess of $50 million.

          (b)  Financial Statements.
               --------------------

               (i) Guarantor will make available either on "EDGAR" or otherwise to transmit to Beneficiaries promptly after sending or filing thereof
          (x) a copy of each of Pure Resources, Inc.'s reports on Form 8-K (or any comparable form), (y) no more than 75 days after the end of each of the first three fiscal quarters of each of Pure Resources, Inc.'s fiscal years, a copy of Pure Resources, Inc.'s report on Form 10-Q (or any comparable form) for such quarter, which report will include Pure Resources, Inc.'s quarterly unaudited consolidated financial statements as of the end of and for such quarter, and (z) within 135 days after the end of each of Pure Resources, Inc.'s fiscal year-end, a copy of Pure Resources, Inc.'s report on Form 10-K (or any comparable form) for such year, which annual report will include Pure Resources, Inc.'s annual audited consolidated financial statements as of the end of an for such year.

               (ii) Guarantor will also transmit to Beneficiaries, no more than 75 days after the end of each of the first three fiscal quarters of each of Pure Resources, Inc.'s fiscal years, a copy of Pure Resources, Inc.'s consolidating financial statements for such quarter, and within 135 days after the end of Pure Resources Inc.'s fiscal year-end, a copy of Pure Resources, Inc.'s consolidating financial statements for such year, which have been prepared in accordance with generally accepted accounting principals consistently applied (to the extent applicable to consolidating statements).

          (c)  Further Assurances.  Guarantor shall, within 30 days after notice
               ------------------
     thereof from Beneficiaries, do all such further acts and things and execute and deliver all such further documents as shall be reasonably requested by Beneficiaries in order to ensure that each provision hereof is and continues to be a valid and binding obligation of Guarantor.

          (d)  Existence.  Except as provided in the following subsection (e),
               ---------
     Guarantor will preserve and maintain its partnership existence and its good standing in its state of formation and the state of its chief executive office and principal place of business.

          (e)  Merger.  Guarantor will not merge, amalgamate, or consolidate
               ------
     with or into any other Person (with a sale, hypothecation or other transfer of substantially all of Guarantor's assets being deemed a merger of Guarantor into the transferee) (i) unless the survivor is a United States corporation, partnership, or business trust that has its chief executive office or principal place of business located in a jurisdiction in the United States, and (ii) unless the survivor or transferee expressly assumes, by an amendment hereto in form and substance reasonably satisfactory to Beneficiaries, all duties and obligations of Guarantor under this Guaranty.

          (f)  Ranking and Equal and Ratable Security.  The indebtedness of
               --------------------------------------
     Guarantor under this Guaranty does rank and will rank in priority of payment pari passu to all other unsecured and unsubordinated indebtedness of Guarantor.

          (g)  Disposition of Assets.  If Guarantor at any time disposes of, in
               ---------------------
     one or a series of related transactions, assets with a fair market value at the time of such disposition in excess of $50 million to an Affiliate of Guarantor (other than Unocal), Guarantor shall cause such Affiliate to provide a guaranty in favor of the Beneficiaries substantially in the form of this Guaranty, and in the event of a disposition of fifty percent (50%) or more in fair market value at the time of such disposition of Guarantor's assets to Affiliates of Guarantor (including, without limitation, Unocal), then Guarantor shall cause Pure Resources, Inc. to provide its additional guarantee in favor of Beneficiaries substantially in the form of this Guaranty; provided, however, that, in either case, the definition of
               --------  -------
     "Guaranteed Obligations" shall also include the following new clause:

          "and repayment of all indebtedness, obligations, and other liabilities of Pure Resources, L.P. in respect of any loans made to it pursuant to
          Section 3.6 of the Limited Partnership Agreement, according to the terms thereof."

          (h)  Alternative Credit Support.  If Guarantor shall (i) fail to pay
               --------------------------
     any principal of or premium or interest on any Funded Debt which is outstanding in the principal amount of at least $100,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Funded Debt, or (ii) suffer any event to occur or condition to exist under any agreement or instrument relating to any such Funded Debt that in substance is customarily considered a default in loan documents (in each case, other than a failure to pay that is specified in clause (i) of this paragraph (h)) and the effect of such event is to cause such Funded Debt to become due, or to be prepaid in full (whether by redemption, purchase, or otherwise), prior to its stated maturity, then Guarantor shall cause Pure Resources, Inc. to provide its additional guarantee in favor of the Beneficiaries substantially in the form of this Guaranty; provided, however, that the
                                                 --------  -------
     definition "Guaranteed Obligations" shall also include the following:

          "and repayment of all indebtedness, obligations, and other liabilities of Pure Resources, L.P. in respect of any loans made to it pursuant to
          Section 3.6 of the Limited Partnership Agreement, according to the terms thereof."

     Section 4.2  Guarantor Defaults.  The term Guarantor Default shall mean the
                  ------------------
occurrence and continuance of any of the following:

          (a) Guarantor shall fail to perform or observe any material term, covenant, or agreement contained herein but only if the Guarantor fails to cure such failure within 30 days after delivery of a written notice from any Beneficiary of such breach, or in the event that such breach is not capable of cure within such 30-day period, the Guarantor has diligently commenced the cure of such breach and such breach has been cured within 60 days after delivery of such written notice; or

          (b) any representation or warranty made or deemed made by Guarantor or any of its officers herein or in connection herewith shall prove to have been incorrect in any respect that is material and adverse to Beneficiaries when made or deemed made and such materiality is continuing, provided,
                                                                  --------
     however, that no Guarantor Default shall occur pursuant to this Section
     -------
     4.2(b) if the circumstances resulting in the incorrect representation or warranty can be eliminated or otherwise addressed to the reasonable satisfaction of Beneficiaries within 30 days after delivery of a written notice of such incorrect representation or warranty from any Beneficiary, or in the event that such circumstances cannot be eliminated or otherwise addressed to the reasonable satisfaction of Beneficiaries within such 30-day period, efforts have been diligently commenced to eliminate such circumstances or otherwise address them to the reasonable satisfaction of the Beneficiaries and they have been eliminated or otherwise addressed to the reasonable satisfaction of Beneficiaries within 60 days after delivery of such written notice.

                                   ARTICLE 5
                                   ---------

                                 Miscellaneous
                                 -------------

     Section 5.1  Successors and Assigns; No Third Party Beneficiaries.  This
                  ----------------------------------------------------
Guaranty is and shall be in every particular available to the successors and assigns of Beneficiaries and is and shall always be fully binding upon the successors and assigns of Guarantor, notwithstanding that some or all of the monies, the repayment of which this Guaranty applies, may be actually advanced after any bankruptcy, receivership, reorganization, or other event affecting Guarantor. There are no third party beneficiaries to this Guaranty.

     Section 5.2  Notices.  Any notice or demand to Guarantor under or in
                  -------
connection with this Guaranty may be given and shall conclusively be deemed and considered to have been given and received in accordance with the Limited Partnership Agreement, addressed to Guarantor at the address on the signature page hereof or at such other address provided to Beneficiaries in writing.

     Section 5.3  Construction.  This Guaranty shall be construed in accordance
                  ------------
with and governed by the laws of the State of  Delaware.

     Section 5.4  Invalidity.  In the event that any one or more of the
                  ----------
provisions contained in this Guaranty shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty.

     Section 5.5  Entire Agreement.  THIS WRITTEN GUARANTY EMBODIES THE ENTIRE
                  ----------------
AGREEMENT AND UNDERSTANDING BETWEEN BENEFICIARIES AND GUARANTOR WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDES ALL OTHER AGREEMENTS AND

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

UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS WRITTEN GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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

     WITNESS THE EXECUTION HEREOF, as of the 31st day of January, 2001.

                              PURE RESOURCES, L.P.,

                              By:  Pure Resources I, Inc.,
                                     its General Partner

                              By:  /s/ JACK HIGHTOWER
                                   -------------------------
                              Name: Jack Hightower
                              Title: President

                              Address: 500 West Illinois
                                       Midland, Texas 79701

                              Telephone No.:  915/498-8600
                              Telecopier No.: 915/498-2607

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